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                                                                   EXHIBIT 10.1


                               SALEM CORPORATION

                                    EXHIBIT


                    NONQUALIFIED DEFERRED COMPENSATION PLAN


Nonqualified Retirement Plan 7.5A

Effective January 1, 1996
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                               TABLE OF CONTENTS


INTRODUCTION

ARTICLE I       DEFINITIONS

ARTICLE II      PARTICIPATION

ARTICLE III     CONTRIBUTIONS

   Section 3.01 -- Employer Contributions
   Section 3.02 -- Allocation
   Section 3.03 -- Transfer and Disposition of Certain Contributions

ARTICLE IV      INVESTMENT OF CONTRIBUTIONS

ARTICLE V       BENEFITS

   Section 5.01 -- Retirement Benefits
   Section 5.02 -- Death Benefits
   Section 5.03 -- Disability Benefits
   Section 5.04 -- Termination Benefits

ARTICLE VI      DISTRIBUTION OF BENEFITS

   Section 6.01 -- Automatic Forms of Distribution
   Section 6.02 -- Optional Forms of Distribution
   Section 6.03 -- Election Procedures

ARTICLE VII     GENERAL PROVISIONS

   Section 7.01 -- Amendments
   Section 7.02 -- Provisions Relating to the Insurer
                   and Other Parties
   Section 7.03 -- Employment Status
   Section 7.04 -- Rights to Plan Assets
   Section 7.05 -- Nonalienation of Benefits
   Section 7.06 -- Construction
   Section 7.07 -- Legal Actions
   Section 7.08 -- Word Usage

PLAN EXECUTION


TABLE OF CONTENTS                   3                             (Salem)
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                                  INTRODUCTION


     The Employer is establishing a nonqualified, defined contribution employees' retirement plan which has been designed as, and is intended to be, an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended, and a nonqualified plan under the Internal Revenue Code of 1986, including any later amendments to the Code. The Employer agrees to operate the plan according to the terms, provisions and conditions set forth in this document

     Any funds accumulated for purposes of providing benefits under this plan are fully available to satisfy the claims of the Employer's creditors. Participants have no greater rights with regard to such fund than any other general creditor of the Employer.


INTRODUCTION                         4                              (Salem)
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                                   ARTICLE I

                                  DEFINITIONS

ACCOUNT means, for a Participant, his share of the Investment Fund. Separate accounting records are kept for those parts of his Account that result from:

(a) Salary Deferral Contributions.

(b) Employer Basic Contributions.

(c) Employer Discretionary Contributions.

A Participant's Account shall be reduced by any distribution of his Account. A Participant's Account will participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees applicable under the Group Contract or other investment arrangement.

BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death.

BENEFIT DATE means, for a Participant, the first day of the first period for which an amount of benefit is payable to him under this Plan. See Article V - BENEFITS.

CODE means the Internal Revenue Code of 1986, as amended.

COMPENSATION means base pay made available to an Employee by the Employer during any specified period .

However, the following shall be excluded:

        bonuses
        commissions
        overtime pay
        any pay other than base pay

CONTRIBUTIONS moans

        Salary Deferral Contributions
        Employer Basic Contributions
        Employer Discretionary Contributions

as set out in Article III, unless the context clearly indicates otherwise.

ELIGIBLE EMPLOYEE means any Employee of the Employer who is invited to participate in the Plan and who represents a select group of highly-compensated or management employees, as determined by the Employer.


ARTICLE I                                  5                         (Salem)
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EMPLOYEE means an individual who is employed by the Employer.

EMPLOYER means SALEM CORPORATION and any of the adopting employers as specified in the qualified plan who participate with the Salem Corporation in a single plan.

ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See Article II - PARTICIPATION.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

FISCAL YEAR means the Employer's taxable year. The last day of the Fiscal Year is December 31.

GROUP CONTRACT means the group annuity contract or contracts into which the Trustee enters with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Group Contract as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

Any funds accumulated under the Group Contract are available to the general creditors of the Employer.

INSURER means Principal Mutual Life Insurance Company and any other insurance company or companies named by the Trustee or Employer.

INVESTMENT FUND means the total assets held for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan.

The Investment Fund is not held for the exclusive benefit of Participants or their Beneficiaries.

MONTHLY DATE means each Yearly Date and the same day of each following month during the Plan Year beginning on such Yearly Date.

NET SALARY DEFERRAL CONTRIBUTIONS means, for a Participant, the Salary Deferral Contributions remaining under this Plan after a transfer of contributions has occurred under the TRANSFER AND DISPOSITION OF CERTAIN CONTRIBUTIONS SECTION of
Article III.

NORMAL FORM means a single life annuity with installment refund.

PARTICIPANT means an Eligible Employee who is actively participating in the Plan.

PLAN means the nonqualified retirement plan of the Employer set forth in this document, including any later amendments to it.

PLAN ADMINISTRATOR means the Employer.

PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

QUALIFIED PLAN means Salem Corporation Retirement Savings Plan.


ARTICLE I                             6                              (Salem)
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REENTRY DATE means the date a former Participant reenters the Plan. See
Article II - PARTICIPATION.

RETIREMENT DATE means the later of:

(a) The first day of the month on or after the date he has attained age 65.

(b) The date he actually retires (for Participants who work beyond age 65).

TOTALLY AND PERMANENTLY DISABLED means that a Participant is disabled to the extent he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration, pursuant to Code Section 72(m)(7).

TRUST means an agreement of trust between the Employer and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust may provide for the investment of all or any portion of the Trust Fund in the Group Contract.

TRUST FUND means the total funds held under the Trust for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan which are forwarded to the Trustee to be deposited in the Trust Fund.

TRUSTEE means the trustee or trustees under the Trust. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

VESTED ACCOUNT means the part of a Participant's Account in which he has a vested interest. The Participant's Vested Account is equal to zero before his Benefit Date and is equal to his Account on and after such date.

YEARLY DATE means January 1, 1996, and the same day of each following year.


ARTICLE I                            7                                (Salem)
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                                   ARTICLE II

                                 PARTICIPATION

     An Employee shall first become a Participant (begin active participation in the Plan) on the earliest Monthly Date on or after January 1, 1996, on which he is an Eligible Employee. This date is his Entry Date.

     A former Participant shall again become a Participant (resume active participation in the Plan) on the date he again performs an hour of service as an Eligible Employee. This date is his Reentry Date.

     A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and the value of his Account is zero.


ARTICLE II                              8                            (Salem)
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                                  ARTICLE III

                                 CONTRIBUTIONS

SECTION 3.01--EMPLOYER CONTRIBUTIONS.

     Employer Contributions for each Plan Year will be equal to the Employer Contributions as described below.

     (a) Salary Deferral Contributions. The amount of each Salary Deferral Contribution for a Participant shall be equal to a percentage of his Compensation for the Plan Year, not to exceed 25%, as elected in his deferral agreement. An Employee who is eligible to participate in the Plan may file a deferral agreement with the Employer no later than December 31 of the calendar year immediately preceding the Plan Year for which the Salary Deferral Contributions are effective. A Participant's deferral agreement shall also include his or her election to have the maximum amount of elective deferral contributions that could be made for such year under the actual deferral percentage test (and actual contribution percentage test) either (i) contributed to the Qualified Plan on his behalf or (ii) paid to him in cash. Any such contributions shall be subject to the limitation on such contributions under Code Section 402(g).

         The deferral agreement is irrevocable while it is in effect. The deferral agreement must be in writing and effective before the beginning of the Plan Year in which Salary Deferral Contributions are to start. The Participant may make any change or terminate the deferral agreement by filing a new deferral agreement. The Participant's deferral agreement to stop Salary Deferral Contributions or to make a change shall only be effective for Compensation earned in future years.

     (b) Employer Basic Contributions. The amount of each Employer Basic Contribution made by the Employer for a Participant eligible for an allocation for the Plan Year shall be equal to 3% of the Participant's Net Salary Deferral Contributions for the Plan Year.

     (c) Employer Discretionary Contributions. The Employer may choose to make this contribution at the end of a Plan Year. The amount of the Employer Discretionary Contribution made by the Employer for a Participant eligible for an allocation for the Plan Year shall be equal to 2% of the Participant's Net Salary Deferral Contributions for the Plan Year.

SECTION 3.02--ALLOCATION.

     The following Contributions for each Plan Year shall be allocated among all
Participants:

     Employer Basic Contributions
     Employer Discretionary Contributions

The eligible persons are all Participants who the Employer determines are eligible for an allocation for the Plan Year. The amount allocated to such a person shall be determined below.

     The following Contributions for each Plan Year shall be allocated to each Participant for whom such Contributions were made under the EMPLOYER CONTRIBUTIONS SECTION of Article III:


ARTICLE III                            9                            (Salem)
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     Salary Deferral Contributions

These Contributions shall be allocated when made and credited to the Participant's Account.

     The following Contributions are allocated as of the last day of the Plan Year to each Participant for whom they are made and credited to his Account:

     Employer Basic Contributions
     Employer Discretionary Contributions

SECTION 3.03--TRANSFER AND DISPOSITION OF CERTAIN CONTRIBUTIONS.

     Not later than January 31 of each following Plan Year, preliminary actual deferral percentage tests will be performed as to the Qualified Plan to determine the amount of additional elective deferral contributions that can be made on behalf of the Participant to the Qualified Plan. Once determined, and in no event later than March 15 of the Plan Year following the Plan Year for which the determination is made, the Plan Administrator shall have such amounts (without regard to any interest earnings) transferred directly to the Qualified Plan as an elective contribution, or paid to the Participant in cash, according to the Participant's salary deferral agreement.


ARTICLE III                           10                            (Salem)
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                                   ARTICLE IV

                          INVESTMENT OF CONTRIBUTIONS

     All Contributions are forwarded by the Employer to the Trustee to be deposited in the Trust Fund.

     Investment of Contributions is governed by the provisions of the Trust, the Group Contract and any other funding arrangement in which the Trust Fund is or may be invested. To the extent permitted by the Trust, Group Contract or other funding arrangement, the Participant, with the consent of the Trustee, shall direct the Contributions to any of the accounts available under the Trust or Group Contract and may request the transfer of assets resulting from those Contributions between such accounts. A Participant may not direct the Trustee to invest the Participant's Account in collectibles. To the extent that a Participant does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Trust or Group Contract in the same manner as the undirected Accounts of all other Participants. The Accounts of all inactive Participants may be segregated and invested separately from the Accounts of all other Participants.

     The Trust Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made and changes in the value of the assets held in the Trust Fund. The Account of a Participant shall be credited with its share of the gains and losses of the Trust Fund. That part of a Participant's Account invested in a funding arrangement which establishes an account or accounts for such Participant thereunder shall be credited with the gain or loss from such account or accounts. That part of a Participant's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Participant's Account invested in such funding arrangement to the total of the Trust Fund invested in such funding arrangement.


ARTICLE IV                             11                                (Salem)
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                                   ARTICLE V

                                    BENEFITS

SECTION 5.01--RETIREMENT BENEFITS.

     On a Participant's Retirement Date, his Vested Account shall be distributed to him according to the distribution of benefits provisions of
Article VI. This date shall be a Participant's Benefit Date.

SECTION 5.02--DEATH BENEFITS.

     If a Participant dies before his Retirement Date, his Vested Account shall be distributed according to the distribution of benefits provisions of Article
VI. This date shall be a Participant's Benefit Date.

SECTION 5.03--DISABILITY BENEFITS.

     If a Participant becomes Totally and Permanently Disabled before his Retirement Date, his Vested Account shall be distributed according to the distribution of benefits provisions of Article VI. This date shall be a Participant's Benefit Date.

SECTION 5.04--TERMINATION BENEFITS.

     A Participant will receive a distribution of his Vested Account if he ceases to be an Employee before his Retirement Date, provided he has not again become an Employee. This date shall be a Participant's Benefit Date.


ARTICLE V                             12                               (Salem)
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                                   ARTICLE VI

                            DISTRIBUTION OF BENEFITS

SECTION 6.01--AUTOMATIC FORMS OF DISTRIBUTION.

     Unless an election of an optional form of benefit has been made according to the ELECTION PROCEDURES SECTION of Article VI, the automatic form of benefit payable to or on behalf of a Participant is determined as follows:

     (a) The automatic form of benefit at retirement or disability shall be the Normal Form.

     (b) The automatic form of death benefit shall be a single sum payment to the Participant's Beneficiary.

SECTION 6.02--OPTIONAL FORMS OF DISTRIBUTION.

     An election of an optional form of benefit may be made by the Participant (see the ELECTION PROCEDURES SECTION of Article VI).

     (a) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuities with certain periods of five, ten or fifteen years; survivorship life annuities with installment refund and survivorship percentages of 50, 66 2/3 or 100; and fixed period annuities for any period of whole months which is not less than 60 nor more than 360. The Participant may also elect to receive his Vested Account in a single-sum payment.

         Election of an optional form is subject to the election provisions of
         Article VI.

     (b) The optional forms of death benefit are any annuity that is an optional form of retirement benefit.

SECTION 6.03--ELECTION PROCEDURES.

     The Participant or Beneficiary shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made.

     (a) Retirement Benefits. A Participant may elect his Beneficiary. A Participant may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION SECTION of Article VI.

     (b) Disability Benefits. A Participant may elect his Beneficiary. A Participant who is Totally and Permanently Disabled may elect to have disability benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION SECTION of Article VI.

     (c) Death Benefits. A Participant may elect his Beneficiary. A Participant may elect to have death benefits distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION SECTION of Article VI.


ARTICLE VI                               13                           (Salem)
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         If the Participant has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Participant.

Any election of an optional form of distribution by a Participant under this section shall be made in writing on a form provided by the Employer. Such election must be made on or before December 31 of the year preceding the year in which the distribution is made.


ARTICLE VI                               14                           (Salem)
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                                  ARTICLE VII

                               GENERAL PROVISIONS

SECTION 7.01--AMENDMENTS.

     The Employer may amend this Plan at any time, including any remedial retroactive changes (within the specified period of time as may be determined by Internal Revenue Service regulations) to comply with the requirements of any law or regulation issued by any governmental agency to which the Employer is subject.

SECTION 7.02--PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

     The obligations of an Insurer shall be governed solely by the provisions of the Group Contract. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Group Contract. See the CONSTRUCTION SECTION of this article.

     Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee.

     Such Insurer, issuer or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether the Employer, the Plan Administrator or the Trustee have the authority to act in any particular manner or to make any contract or agreement .

     Until notice of any amendment or termination of this Plan or a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 7.03--EMPLOYMENT STATUS.

     Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 7.04--RIGHTS TO PLAN ASSETS.

     No Employee shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee in accordance with Plan provisions.

     Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries or spouse of such Participant under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Plan Administrator, the Trustee, the Insurer, and the Employer arising under or by virtue of the Plan.


ARTICLE VII                             15                             (Salem)
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SECTION 7.05--NONALIENATION OF BENEFITS.

     Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary or spouse. A Participant, Beneficiary or spouse does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant according to a domestic relations order.

SECTION 7.06--CONSTRUCTION.

     The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible. according to the laws of the state in which the Employer has its principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

     In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control the operation and administration of the Plan.

SECTION 7.07--LEGAL ACTIONS.

     The Plan, the Plan Administrator and the Trustee are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 7.08--WORD USAGE.

     The masculine gender, where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.


ARTICLE VII                              16                            (Salem)
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           By executing this Plan, Salem Corporation acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the Plan's legal and tax implications.


           Executed this 20th day of December, 1995.


                                        SALEM CORPORATION

                                        By:  /s/ G. A. DOUGLAS
                                            --------------------------------

                                            Treasurer & Corporate Controller
                                            --------------------------------
                                                          Title


PLAN EXECUTION                                                           (Salem)